OHS DRAFT 8/12/05

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

as DEPOSITOR,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as GRANTOR TRUSTEE

GRANTOR TRUST AGREEMENT

Dated as of July 29, 2005

GreenPoint Mortgage Funding Grantor Trust 2005-AR4

Mortgage Pass-Through Certificates,

Series 2005-AR4

(continued)

ii

(continued)

Page

Section 9.10. SUCCESSORS AND ASSIGNS	37
Section 9.11. ARTICLE AND SECTION HEADINGS	37
Section 9.12. COUNTERPARTS	37
Section 9.13. NOTICE TO RATING AGENCIES	37

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GRANTOR TRUST AGREEMENT

Grantor Trust Agreement, dated July 29, 2005, between Structured Asset Mortgage Investments II Inc., a Delaware corporation, as depositor (the “Depositor”) and Wells Fargo Bank, National Association, as grantor trustee (the “Grantor Trustee”).

PRELIMINARY STATEMENT

On the Closing Date, the Depositor will acquire the Underlying Certificates. On the Closing Date, the Depositor will transfer the Underlying Certificates and receive the Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

The Grantor Trustee on behalf of the Trust shall make an election for the assets constituting the Trust Fund to be treated for federal income tax purposes as a grantor trust.

In consideration of the mutual agreements herein contained, the Depositor and the Grantor Trustee agree as follows:

ARTICLE I

Definitions

Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Underlying Pooling and Servicing Agreement.

Accrued Certificate Interest: For each Class of Certificates and any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Current Principal Amount of the Certificates immediately prior to such Distribution Date, less any Underlying Interest Shortfall allocated to the related Class of Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement). Interest on the Certificates shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. “Control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. “Controlled” and “Controlling” have meanings correlative to the foregoing. The Grantor Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Grantor Trustee has actual knowledge to the contrary.

Agreement: This Grantor Trust Agreement and all amendments hereof and supplements hereto.

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Assumed Final Distribution Date: October 25, 2045, or if such day is not a Business Day, the next succeeding Business Day.

Available Funds: The Class I-A-2b Available Funds and the Class IV-A-1b Available Funds, as applicable.

Bankruptcy Code: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. §§ 101-1330.

Book-Entry Certificates: The Certificates.

Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Underlying Trustee, the Custodian or the Servicer are authorized or obligated by law or executive order to be closed.

Certificate: Any Class I-A-2b Certificate or Class IV-A-1b Certificate evidencing a beneficial ownership interest in the Trust Fund signed by the Grantor Trustee in substantially the forms annexed hereto as Exhibit A-1 and Exhibit A-2, respectively, with the blanks therein appropriately completed.

Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of DTC or its nominee.

Certificate Register: The register maintained pursuant to Section 4.02.

Certificateholder: A Holder of a Certificate.

Class: With respect to the Certificates, Class I-A-2b or Class IV-A-1b.

Class I-A-2b Available Funds: With respect to any Distribution Date and the Class I-A-2b Underlying Certificates, the sum of (i) any payments received by the Grantor Trustee with respect to the Class I-A-2b Underlying Certificates and (ii) any payments received by the Grantor Trustee from or with respect to the Swap Counterparty and the Class I-A-2b Certificates or the related Swap Agreement, following the payment of amounts to reimburse the Grantor Trustee for its reimbursable expenses as set forth herein.

Class I-A-2b Underlying Certificates: The Class I-A-2b Certificates issued pursuant to the Underlying Pooling and Servicing Agreement.

Class IV-A-1b Available Funds: With respect to any Distribution Date and the Class IV-A-1b Underlying Certificates, the sum of (i) any payments received by the Grantor Trustee with respect to the Class IV-A-1b Underlying Certificates and (ii) any payments received by the Grantor Trustee from or with respect to the Swap Counterparty and the Class IV-A-1b Certificates or the related Swap Agreement, following the payment of amounts to reimburse the Grantor Trustee for its reimbursable expenses as set forth herein.

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Class IV-A-1b Underlying Certificates: The Class IV-A-1b Certificates issued pursuant to the Underlying Pooling and Servicing Agreement.

Closing Date: July 29, 2005.

Code: The Internal Revenue Code of 1986, as amended.

Corporate Trust Office: With respect to the Grantor Trustee and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 44579, Attention: Corporate Trust Group, GreenPoint Mortgage Funding Grantor Trust 2005-AR4, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Corporate Trust Group, GreenPoint Mortgage Funding Grantor Trust 2005-AR4.

Current Principal Amount: With respect to any Certificate as of any Distribution Date, the initial principal amount of such Certificate on the Closing Date, reduced by (i) all amounts allocable to principal previously distributed with respect to such Certificate and (ii) the principal portion of all Underlying Realized Losses allocated prior to such Distribution Date to such Certificate (indirectly, through the related Underlying Certificates). With respect to each Class of the Certificates in the aggregate, the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates of such Class.

Cut-Off Date: July 1, 2005.

Depositor: Structured Asset Mortgage Investments II Inc., a Delaware corporation, or its successors in interest.

Distribution Date: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

DTC: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

DTC Agreement: The meaning specified in Subsection 4.01(a) hereof.

DTC Custodian: The Grantor Trustee, or its successor in interest as custodian for DTC.

DTC Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time DTC effects book-entry transfers and pledges of securities deposited with DTC.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association) or any successor thereto.

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FDIC: Federal Deposit Insurance Corporation or any successor thereto.

Fractional Undivided Interest: With respect to each Class of Certificates, the fractional undivided interest evidenced by any Certificate, the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the aggregate Current Principal Amounts of all such Certificates.

Freddie Mac: Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or any successor thereto.

Grantor Trust Distribution Account: The trust account or accounts created and maintained pursuant to Section 3.01, which shall be denominated “Wells Fargo Bank, National Association, as Grantor Trustee for the benefit of the holders of Structured Asset Mortgage Investments II Inc., GreenPoint Mortgage Funding Grantor Trust 2005-AR4, Mortgage Pass-Through Certificates, Series 2005-AR4 - Grantor Trust Distribution Account.”

Grantor Trustee: Wells Fargo Bank, National Association, or its successor in interest, or any successor grantor trustee appointed as herein provided.

Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 9.03(b) and 9.06(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Grantor Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

Indemnified Persons: The Grantor Trustee and their respective officers, directors, agents and employees and any separate grantor trustee or co-grantor trustee and their respective officers, directors, agents and employees.

Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Depositor and of any Affiliate of the Depositor, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor or any Affiliate of the Depositor and (c) is not connected with the Depositor or any Affiliate of the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Interest Accrual Period: With respect to the Certificates, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date. For purposes of clarification, if the Closing Date occurs in a month that contains thirty one (31) days, the first Interest Accrual Period shall include the 31st day of such month.

LIBOR: LIBOR as determined by the Underlying Trustee pursuant to the Underlying Pooling and Servicing Agreement.

Moody’s: Moody’s Investors Service, Inc. or its successor in interest.

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One-Month LIBOR: One-Month LIBOR as determined by the Underlying Trustee pursuant to the Underlying Pooling and Servicing Agreement.

Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Grantor Trustee and who, unless required to be Independent (an “Opinion of Independent Counsel”), may be internal counsel for the Depositor.

Optional Termination Date: As defined in the Underlying Pooling and Servicing Agreement.

Pass-Through Rate: With respect to the Class I-A-2b Certificates and any Distribution Date, One-Month LIBOR plus 0.24% per annum and with respect to the Class IV-A-1b Certificates One-Month LIBOR plus 0.20% per annum, in each case calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Rating Agencies: S&P and Moody’s.

Record Date: With respect to the Certificates, the Business Day preceding the applicable Distribution Date.

Responsible Officer: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Grantor Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

S&P: Standard and Poor’s, a division of The McGraw-Hill Companies, Inc., and its successor in interest.

Swap Agreements: Each of the ISDA Master Agreement and related Confirmation, dated the Closing Date, between the Swap Counterparty and the Grantor Trustee with respect to the Class I-A-2b Certificates and the ISDA Master Agreement and related Confirmation, dated the Closing Date, between the Swap Counterparty and the Grantor Trustee with respect to the Class IV-A-1b Certificates.

Swap Counterparty: Bear Stearns Capital Markets Inc., or any successor swap counterparty appointed in accordance with each Swap Agreement.

Swap Counterparty Payment: On each Distribution Date, amounts due to the Swap Counterparty pursuant to the related Swap Agreement.

Swap Termination Event: A default by the Swap Counterparty of its obligations under either Swap Agreement.

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Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Underlying Certificates, the Swap Agreements and the other assets described in Section 2.01.

Underlying Certificates: The Class I-A-2b Certificates and the Class IV-A-1b Certificates issued pursuant to the Underlying Pooling and Servicing Agreement.

Underlying Certificates Remittance Report: The remittance report provided to the Holders of the Underlying Certificates in accordance with Section 6.04 of the Underlying Pooling and Servicing Agreement.

Underlying Interest Shortfalls: Any Underlying Realized Losses and Net Interest Shortfalls (as defined in the Underlying Pooling and Servicing Agreement) allocated to the Underlying Certificates pursuant to Section 6.02(g) of the Underlying Pooling and Servicing Agreement.

Underlying Mortgage Loans: The mortgage loans deposited into the Underlying Trust created by the Underlying Pooling and Servicing Agreement.

Underlying Pooling and Servicing Agreement: The Pooling and Servicing Agreement dated as of July 1, 2005, by and among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee, and EMC Mortgage Corporation, as servicer, company and seller, attached hereto as Exhibit D.

Underlying Realized Losses: Any Realized Losses on the Mortgage Loans allocated to the Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement.

Underlying Trust: The corpus of the trust created by the Underlying Pooling and Servicing Agreement.

Underlying Trustee: Wells Fargo Bank, National Association, as trustee under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor trustee appointed as provided in the Underlying Pooling and Servicing Agreement.

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ARTICLE II

Conveyance of Underlying Certificates;

Original Issuance of Certificates

Section 2.01.    CONVEYANCE OF UNDERLYING CERTIFICATES TO GRANTOR TRUSTEE. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey and assign to the Grantor Trustee, in trust, for the use and benefit of the Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Certificates, (ii) all distributions on the Underlying Certificates after the Closing Date and (iii) all other assets constituting the Trust Fund.

In connection with such transfer and assignment, the Depositor is causing the delivery of the Underlying Certificates to the Grantor Trustee.

It is intended by the Depositor that the conveyance of the Depositor’s right, title and interest in and to the Underlying Certificates and all other assets constituting the Trust Fund pursuant to this Agreement shall constitute, and be construed as, an absolute sale of the Underlying Certificates and the other assets constituting the Trust Fund by the Depositor to the Grantor Trustee for the benefit of the Certificateholders. Furthermore, it is not intended by the Depositor that such conveyance be deemed a pledge of the Underlying Certificates and the other assets constituting the Trust Fund by the Depositor to the Grantor Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Underlying Certificates and the other assets constituting the Trust Fund are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Certificates and the other assets constituting the Trust Fund, then it is intended by the Depositor as follows: (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Grantor Trustee of a security interest in all of the Depositor’s right, title and interest in and to the Underlying Certificates, and all amounts payable to the holders of the Underlying Certificates and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Grantor Trust Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Grantor Trustee (or its agent, providing that the agent authenticates a record acknowledging that it holds possession for the benefit of the Grantor Trustee) of the Underlying Certificates and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Grantor Trustee for the purpose of perfecting such security interest under applicable law. It is also intended that the Trust Fund be classified (for Federal tax purposes) as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, of which the Certificateholders are

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owners, rather than as an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

Section 2.02.    ACCEPTANCE BY GRANTOR TRUSTEE. The Grantor Trustee hereby acknowledges the receipt by it of the Underlying Certificates and declares that it holds and will hold such Underlying Certificates and all other assets and documents included in the Trust Fund, in trust, upon the trusts herein set forth, for the exclusive use and benefit of all present and future Certificateholders in accordance with the terms of this Agreement.

Section 2.03.    SWAP AGREEMENT. On the Closing Date, the Grantor Trustee shall enter into each Swap Agreement with the Swap Counterparty.

Section 2.04.    REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR. The Depositor hereby represents and warrants to the Grantor Trustee as follows:

(i)         the Depositor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the Depositor’s business as presently conducted or on the Depositor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(ii)         the Depositor has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)        the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the articles of incorporation or by-laws of the Depositor, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Depositor’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)        the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

(v)        this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Depositor enforceable against it in

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accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi)        there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened against the Depositor, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will, if determined adversely to the Depositor, materially and adversely affect the Depositor’s ability to enter into this Agreement or perform its obligations under this Agreement; and the Depositor is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

(vii)       immediately prior to the transfer and assignment to the Grantor Trustee, each Underlying Certificate was not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Underlying Certificate to the Grantor Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

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ARTICLE III

Accounts

Section 3.01. GRANTOR TRUST DISTRIBUTION ACCOUNT.

(a)        The Grantor Trustee shall establish and maintain in the name of the Grantor Trustee, for the benefit of the Certificateholders, the Grantor Trust Distribution Account as a segregated trust account or accounts. The Grantor Trustee will deposit in the Grantor Trust Distribution Account any amounts paid to the Grantor Trust by the Underlying Trust to or with respect to the Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement and any amounts paid to the Grantor Trust pursuant to either Swap Agreement.

(b)        All amounts deposited to the Grantor Trust Distribution Account shall be held by the Grantor Trustee in the name of the Grantor Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

(c)        The Grantor Trust Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Grantor Trustee and held by the Grantor Trustee in trust in its Corporate Trust Office, and the Grantor Trust Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Grantor Trustee (whether made directly, or indirectly through a liquidator or receiver of the Grantor Trustee). The amount at any time credited to the Grantor Trust Distribution Account shall be uninvested.

Section 3.02.    PERMITTED WITHDRAWALS AND TRANSFERS FROM THE GRANTOR TRUST DISTRIBUTION ACCOUNT.

(a)        The Grantor Trustee may clear and terminate the Grantor Trust Distribution Account pursuant to Section 8.01(d) and remove amounts from time to time deposited in error into the Grantor Trust Distribution Account.

(b)        On an ongoing basis, the Grantor Trustee shall withdraw from the Grantor Trust Distribution Account any expenses, disbursements and advances recoverable by the Grantor Trustee pursuant to Section 7.05 and any amounts payable as indemnification pursuant to Section 6.01; provided however, to the extent the amounts recoverable pursuant to Sections 6.01 or 7.05 relate to a specific Class of Certificates or a specific Swap Agreement, such amounts shall be deducted from the Available Funds allocated to the related Class of Certificates.

(c)        On each Distribution Date, the Grantor Trustee shall pay the amount distributable to the Swap Counterparty and the Holders of the Certificates in accordance with Section 5.01 from Available Funds in the Grantor Trust Distribution Account.

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ARTICLE IV

Certificates

Section 4.01. CERTIFICATES.

(a)        DTC, the Depositor and the Grantor Trustee have entered into a Depository Agreement dated as of July 29, 2005 (the “DTC Agreement”). The Certificates shall at all times remain registered in the name of DTC or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Grantor Trustee except to a successor to DTC; (ii) ownership and transfers of registration of such Certificates on the books of DTC shall be governed by applicable rules established by DTC; (iii) DTC may collect its usual and customary fees, charges and expenses from its DTC Participants; (iv) the Grantor Trustee shall deal with DTC as representative of the Certificate Owners for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for, and votes of, such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Grantor Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its DTC Participants.

All transfers by Certificate Owners of the Book-Entry Certificates shall be made in accordance with the procedures established by the DTC Participant or brokerage firm representing such Certificate Owners. Each DTC Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with DTC’s normal procedures.

(b)        If (i)(A) the Depositor advises the Grantor Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities under the DTC Agreement and (B) the Grantor Trustee or the Depositor is unable to locate a qualified successor within 30 days thereafter or (ii) the Depositor at its option advises the Grantor Trustee in writing that it elects to terminate the book-entry system through DTC, the Grantor Trustee shall request that DTC notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Grantor Trustee of the Certificates by DTC, accompanied by registration instructions from DTC for registration, the Grantor Trustee shall issue and sign the definitive Certificates. Neither of the Depositor nor the Grantor Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

(c) The Certificates shall have the following designation and initial principal amount:
Designation	Initial Principal Amount
I-A-2b	$85,000,000
IV-A-1b	$250,000,000

The Certificates shall have the Pass-Through Rate as defined herein.

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(d)        With respect to each Distribution Date, the Certificates shall accrue interest during the related Interest Accrual Period. Interest on the Certificates shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period, based upon the Pass-Through Rate set forth above and the Current Principal Amount of the Certificates applicable to such Distribution Date.

(e)        The Certificates shall be substantially in the form set forth in Exhibit A. On original issuance, the Grantor Trustee shall sign the Certificates and shall deliver the Certificates at the direction of the Depositor. Pending the preparation of definitive Certificates, the Grantor Trustee may sign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office of the Grantor Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Grantor Trustee shall sign and shall deliver in exchange therefor, a like aggregate principal amount, in authorized denominations, of definitive Certificates. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

(f)         The Book-Entry Certificates will be registered as a single Certificate held by a nominee of DTC or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of DTC in minimum denominations of $1,000 and increments of $1.00 in excess thereof. On the Closing Date, the Grantor Trustee shall execute the Certificate in the entire Current Principal Amount of the Certificates. The Grantor Trustee shall sign the Certificates by facsimile or manual signature on behalf of the Grantor Trustee by one of its authorized signatories, who shall be a Responsible Officer of the Grantor Trustee or its agent. A Certificate bearing the manual or facsimile signature of an individual who was an authorized signatory of the Grantor Trustee or its agent at the time of issuance shall bind the Grantor Trustee, notwithstanding that such individual has ceased to hold such position prior to the delivery of such Certificate.

(g)        No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed signature of the Grantor Trustee, or its agent, and such signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their signature.

Section 4.02.    REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(a)        The Grantor Trustee shall maintain at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Grantor Trustee

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shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

(b)        Subject to Subsection 4.01(a), upon surrender for registration of transfer of any Certificate at any office or agency of the Grantor Trustee maintained for such purpose, the Grantor Trustee shall sign and shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like aggregate Fractional Undivided Interest, but bearing a different number.

(c)        At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Grantor Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Grantor Trustee shall sign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(d)        If the Grantor Trustee so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Grantor Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

(e)        No service charge shall be made for any transfer or exchange of Certificates, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(f)         The Grantor Trustee shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

(g)        The following legend shall be placed on the Certificates, whether upon original issuance or upon issuance of any other Certificate in exchange therefor or upon transfer thereof:

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (ERISA), UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE SERVICER, THE DEPOSITOR AND THE UNDERLYING TRUSTEE AND ON WHICH THEY MAY RELY AND THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE SERVICER AND THE UNDERLYING TRUSTEE, THAT THE PURCHASE OF THE CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT

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RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SERVICER, THE UNDERLYING TRUSTEE OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Section 4.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

(a)        If (i) any mutilated Certificate is surrendered to the Grantor Trustee, or the Grantor Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Grantor Trustee such security or indemnity as it may require to save it harmless, and (iii) the Grantor Trustee has not received notice that such Certificate has been acquired by a third Person, the Grantor Trustee shall sign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Grantor Trustee and shall be of no further effect and evidence no rights.

(b)        Upon the issuance of any new Certificate under this Section 4.03, the Grantor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Grantor Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 4.04.    PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Grantor Trustee and any agent of the Depositor or the Grantor Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever. Neither the Depositor, the Grantor Trustee, nor any agent of the Depositor or the Grantor Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

Section 4.05. ERISA RESTRICTIONS.

(a)        Subject to the provisions of subsection (b), no Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and Section 4975 of the Code, unless the proposed transferee provides the Grantor Trustee with an Opinion of Counsel addressed to the Grantor Trustee, the Servicer and the Underlying Trustee (and upon which they may rely) which

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is satisfactory to the Grantor Trustee, the Servicer and the Underlying Trustee, which opinion will not be at the expense of the Grantor Trustee, the Servicer or the Underlying Trustee, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Servicer, the Underlying Trustee or the Grantor Trustee to any obligation in addition to those undertaken in the Underlying Pooling and Servicing Agreement.

(b)        Any Person acquiring an interest in a Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Grantor Trustee that either: (i) it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, or (ii) the transfer and/or holding of an interest in such Certificate to that Person and the subsequent servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption (“PTE”), including, but not limited to, PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not subject the Depositor, the Servicer, the Underlying Trustee or the Grantor Trustee to any obligation in addition to those undertaken in the Underlying Pooling and Servicing Agreement. The Grantor Trustee will not be required to monitor, determine or inquire as to compliance with the foregoing transfer restrictions and none of such Persons shall have any liability for the transfer of any Book-Entry Certificates made in violation of the transfer restrictions set forth herein.

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ARTICLE V

Payments to Certificateholders

Section 5.01. DISTRIBUTIONS ON THE CERTIFICATES.

(a)        Interest and principal on the Certificates will be distributed monthly on each Distribution Date, commencing in August 2005, in an aggregate amount equal to the Available Funds for such Distribution Date.

(I)         On each Distribution Date, the Class I-A-2b Available Funds shall be distributed as follows:

(i)         FIRST, to the Swap Counterparty, the related Swap Counterparty Payment for such Distribution Date;

(ii)         SECOND, to the extent of remaining Class I-A-2b Available Funds, to the Class I-A-2b Certificates, the Accrued Certificate Interest on the Class I-A-2b Certificates for such Distribution Date;

(iii)        THIRD, to the extent of remaining Class I-A-2b Available Funds, to the Class I-A-2b Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates; and

(iv)        FOURTH, to the extent of remaining Class I-A-2b Available Funds, to the Class I-A-2b Certificates, any principal distributions received from the related Underlying Certificates, in reduction of the Current Principal Amount thereof, until the Current Principal Amount thereof has been reduced to zero.

(II)        On each Distribution Date, the Class IV-A-1b Available Funds shall be distributed as follows:

(i)         FIRST, to the Swap Counterparty, the related Swap Counterparty Payment for such Distribution Date;

(ii)         SECOND, to the extent of remaining Class IV-A-1b Available Funds, to the Class IV-A-1b Certificates, the Accrued Certificate Interest on the Class IV-A-1b Certificates for such Distribution Date;

(iii)        THIRD, to the extent of remaining Class IV-A-1b Available Funds, to the Class IV-A-1b Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates; and

(iv)        FOURTH, to the extent of remaining Class IV-A-1b Available Funds, to the Class IV-A-1b Certificates, any principal distributions received from the related Underlying Certificates, in reduction of the Current Principal Amount thereof, until the Current Principal Amount thereof has been reduced to zero.

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(b)        No Accrued Certificate Interest will be payable with respect to the Certificates after the Distribution Date on which the Current Principal Amount of the Certificates has been reduced to zero.

Section 5.02. ALLOCATION OF LOSSES.

(a)        On or prior to each Determination Date, the Grantor Trustee, based solely upon information provided to it and calculations with respect thereto conducted by the Underlying Trustee pursuant to Section 6.04 of the Underlying Pooling and Servicing Agreement, shall determine the amount of any Underlying Realized Losses on the Mortgage Loans to be allocated to the Underlying Certificates (and, correspondingly, to the related Certificates).

(b)        With respect to any Certificates on any Distribution Date, the principal portion of each Underlying Realized Loss allocated to the related Underlying Certificates (and, correspondingly, to such Certificates) shall be allocated among the related Certificates in proportion to their respective Current Principal Amounts, until the Current Principal Amount thereof has been reduced to zero.

Section 5.03. PAYMENTS.

(a)        On each Distribution Date, other than the final Distribution Date, the Grantor Trustee shall distribute to each Certificateholder of record on the directly preceding Record Date the Certificateholder’s pro rata share (based on the aggregate Fractional Undivided Interest represented by such Holder’s Certificates) of all amounts required to be distributed on such Distribution Date to the related Certificates, based solely on information provided to the Grantor Trustee and calculations with respect thereto conducted by the Underlying Trustee and the Swap Counterparty. The Grantor Trustee shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

(b)        Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Grantor Trustee, on or before the fifth Business Day preceding the related Record Date, of written instructions from a Certificateholder, by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of the Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Grantor Trustee specified in the notice to Certificateholders of such final payment.

Section 5.04. STATEMENTS TO CERTIFICATEHOLDERS.

(a)        Concurrently with each distribution to Certificateholders, the Grantor Trustee shall make available via the Grantor Trustee’s internet website as set forth below, all of the information contained in the Underlying Certificates Remittance Report and the following:

(i)         the respective Pass-Through Rates on each of the Underlying Certificates and the Certificates;

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(ii)         the respective amounts of any interest distributions made to each of the Underlying Certificates and the Certificates;

(iii)        the respective amounts of any principal distributions made to each of the Underlying Certificates and the Certificates;

(iv) the Current Principal Amount of each Class of Certificates;

(v)        the amount of any payments of Carryover Shortfall Amounts to the Underlying Certificates;

(vi)        the amount of any Underlying Realized Loss or Net Deferred Interest allocated to the Underlying Certificates;

(vii)       the amount of any payments made to the Swap Counterparty by the Trust; and

(viii) the amount of any payments made to the Trust by the Swap Counterparty.

The Grantor Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Grantor Trustee’s website initially located at www.ctslink.com. Assistance in using the website can be obtained by calling the Grantor Trustee’s customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Grantor Trustee shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Grantor Trustee shall provide timely and adequate written notification to all parties regarding any such change.

(b)        Within a reasonable period of time after the end of the preceeding calendar year, beginning in 2006, the Grantor Trustee will furnish such report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii), (a)(iii), (a)(iv) and (a)(v) above with respect to the Certificates, and at the request of the Holders, any other amounts which would enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Grantor Trustee to such Holders pursuant to the requirements of the Code.

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ARTICLE VI

Indemnification

Section 6.01.    INDEMNIFICATION OF THE GRANTOR TRUSTEE. The Trust shall indemnify the Indemnified Persons for, and will hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement, either Swap Agreement and the Certificates, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim other than (i) any loss, liability or expense related to such Indemnified Person’s failure to perform such Indemnified Person’s duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of such Indemnified Person’s willful misfeasance, bad faith or negligence in the performance or non-performance of duties hereunder or by reason of such Indemnified Person’s reckless disregard of obligations and duties hereunder. Any amounts payable to an Indemnified Person as set forth herein shall be paid by the Grantor Trustee to such Indemnified Person from the Grantor Trust Distribution Account. This indemnity shall survive the resignation or removal of the Grantor Trustee and the termination of this Agreement.

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ARTICLE VII

Concerning the Grantor Trustee

Section 7.01. DUTIES OF THE GRANTOR TRUSTEE.

(a)        The Grantor Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Grantor Trustee.

(b)        Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Grantor Trustee pursuant to any provision of this Agreement, the Grantor Trustee shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Grantor Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

(c)        On each Distribution Date, the Grantor Trustee shall make monthly distributions and the final distribution to the Certificateholders from Available Funds in the Grantor Trust Distribution Account as provided in Section 5.01 herein based on a report prepared by the Underlying Trustee with respect to such distributions.

(d)        No provision of this Agreement shall be construed to relieve the Grantor Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)         The duties and obligations of the Grantor Trustee shall be determined solely by the express provisions of this Agreement, the Grantor Trustee shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Grantor Trustee and, in the absence of bad faith on the part of the Grantor Trustee, the Grantor Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Grantor Trustee and conforming to the requirements of this Agreement;

(ii)         The Grantor Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Grantor Trustee unless it shall be proved that the Grantor Trustee was negligent in ascertaining the pertinent facts;

(iii)        The Grantor Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee or exercising any trust or other power conferred upon the Grantor Trustee under this Agreement;

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(iv)        The Grantor Trustee shall not in any way be liable by reason of any insufficiency in the Grantor Trust Distribution Account unless it is determined by a court of competent jurisdiction that the Grantor Trustee’s negligence, negligent failure to act or willful misconduct was the primary cause of such insufficiency (except to the extent that the Grantor Trustee is obligor and has defaulted thereon); and

(v)        Anything in this Agreement to the contrary notwithstanding, in no event shall the Grantor Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Grantor Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Grantor Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(e)        All funds received by the Grantor Trustee and required to be deposited in the Grantor Trust Distribution Account pursuant to this Agreement will be promptly so deposited by the Grantor Trustee.

(f)         Except for those actions that the Grantor Trustee is required expressly to take hereunder, the Grantor Trustee shall not have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

Section 7.02. CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE.

Except as otherwise provided in Section 7.01:

(i)         The Grantor Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of the Depositor, the Servicer or the Underlying Trustee, any certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)         The Grantor Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

(iii)        The Grantor Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, and shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Grantor Trustee reasonable

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security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)        The Grantor Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)        The Grantor Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Grantor Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Grantor Trustee, reasonably assured to the Grantor Trustee by the security afforded to it by the terms of this Agreement. The Grantor Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid pro rata by the Certificateholders requesting the investigation;

(vi)        The Grantor Trustee may (to the extent it is authorized hereunder to so execute or perform) execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through its Affiliates, agents or attorneys. The Grantor Trustee shall not be liable or responsible for the misconduct or negligence of any agent or attorney of the Grantor Trustee appointed hereunder by the Grantor Trustee with due care;

(vii)       Should the Grantor Trustee deem the nature of any action required on its part, other than a payment or transfer under Section 3.02 or Section 5.01, to be unclear, the Grantor Trustee may require prior to such action that it be provided by the Depositor with reasonable further instructions;

(viii)      The right of the Grantor Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Grantor Trustee shall not be accountable for other than its negligence, bad faith, negligent failure to act or willful misconduct in the performance of any such act; and

(ix)        The Grantor Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 7.07.

Section 7.03.    GRANTOR TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the signature of the Grantor Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Grantor Trustee shall not have any responsibility for their correctness. The Grantor Trustee does not make any representation as to the validity or sufficiency of the Certificates (other than the signature of the Grantor Trustee on the Certificates). The Grantor

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Trustee’s signature on the Certificates shall be solely in its capacity as Grantor Trustee, and shall not constitute the Certificates an obligation of the Grantor Trustee in any other capacity. The Grantor Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Underlying Certificates. The Grantor Trustee shall not be responsible for the legality, sufficiency or validity of this Agreement, the Swap Agreements or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance by any Person other than it, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Grantor Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement. The Grantor Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 7.04.    GRANTOR TRUSTEE MAY OWN CERTIFICATES. The Grantor Trustee, in its individual capacity or in any capacity other than as Grantor Trustee hereunder, may become the owner or pledgee of any Certificates with the same rights it would have if it were not Grantor Trustee and may otherwise deal with the parties hereto.

Section 7.05.    EXPENSES. The Grantor Trustee and any director, officer, employee or agent of such party, will be entitled to recover from the Grantor Trust Distribution Account pursuant to Section 3.02(b) all reasonable out- of-pocket expenses, disbursements and advances of such party in connection with any event of default or breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by such party in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence, negligent failure to act, or intentional misconduct or which is the responsibility of the Certificateholders or the Trust Fund hereunder. If funds in the Grantor Trust Distribution Account are insufficient therefor, such party shall recover such expenses, disbursements and advances from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

Section 7.06.    ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE. The Grantor Trustee, and any successor Grantor Trustee, shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Grantor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and rated “BBB” or higher by Standard & Poor’s and “Baa2” or higher by Moody’s with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Grantor Trustee other than pursuant to Section 7.10, rated in one of the two highest long-term debt

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categories of, or otherwise acceptable to, each of the Rating Agencies. If the Grantor Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of this Section 7.06, the Grantor Trustee shall resign immediately in the manner and with the effect specified in Section 7.08.

Section 7.07.    INSURANCE. The Grantor Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a “Financial Institution Bond” and/or a “Bankers’ Blanket Bond”). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Grantor Trustee as to such party’s compliance with this Section 7.07 shall be furnished to any Certificateholder upon reasonable written request.

Section 7.08. RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE.

(a)        Subject to the terms of this Agreement, the Grantor Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Grantor Trustee, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Grantor Trustee and the successor Grantor Trustee. If no successor Grantor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Grantor Trustee may assign its duties and obligations hereunder to a Person who satisfies the requirements of Section 7.06 or may petition any court of competent jurisdiction for the appointment of a successor Grantor Trustee. The Grantor Trustee may resign hereunder unless it shall also resign as Underlying Trustee under the Underlying Pooling and Servicing Agreement.

(b)        If at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of Section 7.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Grantor Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Grantor Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall promptly remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Grantor Trustee so removed and one copy of which instrument shall be delivered to the successor Grantor Trustee so appointed.

(c)        The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument or instruments, in quadruplicate, signed by such

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Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor and such party so removed and one copy of which instrument shall be delivered to the successor so appointed.

(d)        No resignation or removal of the Grantor Trustee and appointment of a successor Grantor Trustee pursuant to any of the provisions of this Section 7.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Grantor Trustee as provided in Section 7.09.

Section 7.09. SUCCESSOR GRANTOR TRUSTEE.

(a)        Any successor Grantor Trustee appointed as provided in Section 7.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Grantor Trustee an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Grantor Trustee shall then become effective and such successor Grantor Trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Grantor Trustee herein. The predecessor Grantor Trustee shall, after its receipt of payment of its outstanding fees and expenses, promptly deliver to the successor Grantor Trustee all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Grantor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Grantor Trustee all such rights, powers, duties and obligations.

(b)        No successor Grantor Trustee shall accept appointment as provided in this Section 7.09 unless at the time of such acceptance such successor Grantor Trustee shall be eligible under the provisions of Section 7.06.

(c)        Upon acceptance of appointment by a successor Grantor Trustee as provided in this Section 7.09, the successor Grantor Trustee shall mail notice of the succession of such Grantor Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies.

Section 7.10.    MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE. Any state bank or trust company or national banking association into which the Grantor Trustee may be merged or converted or with which it may be consolidated, or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Grantor Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate business of the Grantor Trustee shall be the successor of the Grantor Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 7.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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Section 7.11.    APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR TRUSTEE.

(a)        Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Grantor Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Grantor Trustee and the Depositor to act as co-grantor trustee or co-grantor trustees, jointly with the Grantor Trustee, or separate grantor trustee or separate grantor trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 7.11, such powers, duties, obligations, rights and trusts as the Depositor and the Grantor Trustee may consider necessary or desirable.

(b)        If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Grantor Trustee shall have the power to make such appointment without any action by or consent of the Depositor.

(c)        No co-grantor trustee or separate grantor trustee hereunder shall be required to meet the terms of eligibility as a successor Grantor Trustee under Section 7.06 hereunder and no notice to Certificateholders of the appointment of co-grantor trustee(s) or separate grantor trustee(s) shall be required under Section 7.08 hereof.

(d)        In the case of any appointment of a co-grantor trustee or separate grantor trustee pursuant to this Section 7.11, all rights, powers, duties and obligations conferred or imposed upon the Grantor Trustee and required to be conferred on such co-grantor trustee shall be conferred or imposed upon and exercised or performed by the Grantor Trustee and such separate grantor trustee or co-grantor trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Grantor Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate grantor trustee or co-grantor trustee at the direction of the Grantor Trustee.

(e)        Any notice, request or other writing given to the Grantor Trustee shall be deemed to have been given to each of the then separate grantor trustees and co-grantor trustees, as effectively as if given to each of them. Every instrument appointing any separate grantor trustee or co-grantor trustee shall refer to this Agreement and the conditions of this Article VII. Each separate grantor trustee and co-grantor trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Grantor Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Grantor Trustee. Every such instrument shall be filed with the Grantor Trustee.

(f)         To the extent not prohibited by law, any separate grantor trustee or co-grantor trustee may, at any time, request the Grantor Trustee, its agent or attorney-in-fact, with full

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power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate grantor trustee or co-grantor trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Grantor Trustee, to the extent permitted by law, without the appointment of a new or successor Grantor Trustee.

(g)        No grantor trustee under this Agreement shall be personally liable by reason of any act or omission of another grantor trustee under this Agreement. The Depositor and the Grantor Trustee acting jointly may at any time accept the resignation of or remove any separate grantor trustee or co-grantor trustee.

Section 7.12.    FEDERAL INFORMATION RETURNS AND REPORTS TO CERTIFICATEHOLDERS; GRANTOR TRUST ADMINISTRATION.

(a)        The Underlying Trustee, pursuant to Section 9.12(g) of the Underlying Pooling and Servicing Agreement, shall perform its obligations relating to the Trust in a manner so as to maintain the status of the Trust Fund as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code and not as an association taxable as a corporation, as a taxable mortgage pool, or as a partnership and to prevent the imposition of any federal, state or local income or other tax on the Trust Fund.

(b)        The Underlying Trustee shall furnish or cause to be furnished to holders of the Certificates, and shall file or cause to be filed with the Internal Revenue Service, together with Form 1041 or such other form as may be applicable, such information with respect to the income and deductions of the Trust Fund at the time or times and in the manner required by the Code, including furnishing the Grantor Trustee with such other customary factual information to enable Certificateholders to prepare their tax returns, including information required with respect to computing the accrual of original issue and market discount.

(c)        Notwithstanding any other provisions of this Agreement, the Underlying Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders. The consent of Certificateholders shall not be required for any such withholding. In the event the Grantor Trustee, based solely on instructions from such Certificateholder or other Person, withholds any amount from any Certificateholder pursuant to federal withholdings requirements, the Grantor Trustee shall indicate to such Certificateholder the amount so withheld.

(d)        The Underlying Trustee agrees to indemnify the Trust Fund, the Grantor Trustee and the Depositor for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Grantor Trustee or the Depositor as a result of a breach of the Underlying Trustee’s obligations set forth in this Section 7.12.

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ARTICLE VIII

Termination

Section 8.01.    TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR ITS DESIGNEE OR LIQUIDATION OF THE MORTGAGE LOANS.

(a)        The respective obligations and responsibilities of the Depositor and the Grantor Trustee created hereby, other than the obligation of the Grantor Trustee to make payments to Certificateholders as hereinafter set forth, shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation of the Underlying Certificates, or any advance with respect thereto.

(b)        In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date of this Agreement.

(c)        The Grantor Trustee shall give notice of any termination of the Trust to the Certificateholders, with a copy to the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Grantor Trustee for payment by the Grantor Trustee of the final distribution and cancellation with respect thereto. Such notice shall be given by letter, mailed not later than the 20th day of the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Grantor Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made by the Grantor Trustee only upon presentation and surrender of the Certificates at the office of the Grantor Trustee therein specified.

(d)        Upon the presentation and surrender of the Certificates, the Grantor Trustee shall distribute to the remaining Certificateholders, in accordance with their respective interests and based solely upon information provided to it by the Underlying Trustee and calculations conducted by the Underlying Trustee with respect thereto, all Available Funds remaining in the Grantor Trust Distribution Account.

(e)        If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, then the Grantor Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If, within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, then the Grantor Trustee may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

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ARTICLE IX

Miscellaneous Provisions

Section 9.01.    INTENT OF PARTIES. The parties intend that the Trust Fund shall be treated as a grantor trust for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

Section 9.02.    ACTION UNDER UNDERLYING DOCUMENTS. In the event that there are any matters arising under the Underlying Pooling and Servicing Agreement related to an Underlying Certificate which require the vote or direction of holders of the Underlying Certificates thereunder, the Grantor Trustee, as holder of the Underlying Certificates will vote such Underlying Certificate in accordance with the written instructions received from holders of Certificates evidencing at least 51% of the Fractional Undivided Interest of the related Class of Certificates. In the absence of any such instructions, the Grantor Trustee will not vote such Underlying Certificates.

Upon written request, the Grantor Trustee will forward to the Certificateholders copies of any communications received regarding matters arising that require action by holders of the Underlying Certificates.

Section 9.03. AMENDMENT.

(a)        This Agreement may be amended from time to time by the Depositor and the Grantor Trustee without the consent of the Swap Counterparty (other than with respect to any amendment hereto that materially and adversely affects the rights of the Swap Counterparty hereunder, which amendment shall require the consent of the Swap Counterparty) and without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iii) to conform the terms hereof to the disclosure in the Prospectus or the Prospectus Supplement (as each such term is defined in the Underlying Pooling and Servicing Agreement), (iv) to comply with any changes in the Code or (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that, with regard to clauses (iv) and (v) of this Section 9.03(a), such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

(b)        This Agreement may also be amended from time to time by the Depositor and Grantor Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) result in the imposition of a tax on the Trust

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Fund or cause the Trust Fund to fail to be classified as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, as evidenced by an Opinion of Counsel which shall be provided to the Grantor Trustee other than at the Grantor Trustee’s expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 9.03(b), Certificates registered in the name of or held for the benefit of the Depositor, the Grantor Trustee or any Affiliate thereof or nominee thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

(c)        Promptly after the execution of any such amendment, the Grantor Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to the Swap Counterparty and each Certificateholder, with a copy to the Rating Agencies.

(d)        In the case of an amendment under Section 9.03(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Grantor Trustee may prescribe.

(e)        Prior to the execution of any amendment to this Agreement, the parties hereto shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The parties hereto may, but shall not be obligated to, enter into any such amendment which affects such parties’ respective rights, duties or immunities under this Agreement.

Section 9.04.    RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust and upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

Section 9.05. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

(a)        The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(b)        Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time

30

as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)        No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Grantor Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Grantor Trustee to institute such action, suit or proceeding in its own name as Grantor Trustee hereunder and shall have offered to the Grantor Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Grantor Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

(d)        No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 9.05, each and every Certificateholder and the Grantor Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 9.06.	ACTS OF CERTIFICATEHOLDERS.

(a)        Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Grantor Trustee and/or, where it is expressly required by this Agreement, to the Depositor and/or the Grantor Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Grantor Trustee and the Depositor if made in the manner provided in this Section 9.06.

(b)        The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Grantor Trustee deems sufficient.

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(c)        The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 4.02 made on a Certificate presented in accordance with Section 4.04) shall be proved by the Certificate Register, and neither the Grantor Trustee, the Depositor nor any successor to any such parties shall be affected by any notice to the contrary.

(d)        Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Grantor Trustee, the Depositor or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

(e)        In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Grantor Trustee, the Depositor or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 9.03(b) and except that, in determining whether the Grantor Trustee and the Depositor and any Affiliate thereof shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which such party knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Grantor Trustee, the Depositor or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Grantor Trustee the pledgor’s right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Grantor Trustee or the Depositor, as the case may be.

Section 9.07.    GOVERNING LAW. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.08.    NOTICES. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-7206, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Grantor Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing or (iii) in the case of the Rating Agencies, Moody’s Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10004, and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041, Attention: Residential Mortgage Surveillance. Any notice delivered to the Depositor or the Grantor Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this

32

Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

Section 9.09.    SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

Section 9.10.    SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

Section 9.11.    ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 9.12.    COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

Section 9.13.    NOTICE TO RATING AGENCIES. The article and section headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Grantor Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

(1) Any material change or amendment to this Agreement;
(2) The resignation or termination of the Grantor Trustee under this Agreement;
(3) The final payment to Certificateholders; and
(4) Any change in the location of the Grantor Trust Distribution Account.

Section 9.14.    ENFORCEMENT OF RIGHTS. The Grantor Trustee shall take such action as may be necessary to enforce the rights of the Trust pursuant to the Swap Agreements [and, to the extent any Swap Agreement is terminated prior to the Termination Date set forth therein, shall enter into any replacement swap agreement as directed by the Depositor].

[Signature page follows]

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IN WITNESS WHEREOF, the Depositor and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By:

Name: Baron Silverstein

Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Grantor Trustee

By:

Name: Stacey Taylor

Title: Assistant Vice President

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STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 29th day of July, 2005, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

35

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 29th day of July, 2005, before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

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EXHIBIT A-1

FORM OF CLASS I-A-2B CERTIFICATE

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE GRANTOR TRUSTEE NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE GRANTOR TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE SERVICER, THE DEPOSITOR AND THE UNDERLYING TRUSTEE AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE SERVICER AND THE UNDERLYING TRUSTEE THAT THE PURCHASE OF THE CLASS I-A-2B CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SERVICER, THE UNDERLYING TRUSTEE OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. __	Variable Pass-Through Rate
Grantor Trust Class I-A-2b

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Date of Grantor Trust Agreement: July 29, 2005	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date: $[__________]
Cut-off Date: July 1, 2005
First Distribution Date: August 25, 2005	Initial Current Principal Amount of this Certificate as of the Cut-off Date: $[__________]
Assumed Final Distribution Date: October 25, 2045	CUSIP: [_________]

GREENPOINT MORTGAGE FUNDING GRANTOR TRUST

2005-AR4

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-AR4

evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class I-A-2b Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (the “Depositor”) or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) consisting primarily of the Class I-A-2b certificates (the “Underlying Certificates”) sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of July 29, 2005 (the “Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as grantor trustee (the “Grantor Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof

38

at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Grantor Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Grantor Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Grantor Trustee in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Grantor Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Grantor Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Grantor Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee with respect thereto.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any

39

of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Grantor Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Grantor Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Grantor Trustee, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to the Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been signed by an authorized signatory of the Grantor Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

[Signature page follows]

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IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: July 29, 2005

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Not in its individual capacity but solely as Grantor Trustee

By: _____________________________________

Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class I-A-2b Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Grantor Trustee

By: _____________________________________

Authorized Signatory

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Grantor Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:	_________________________________________
Signature by or on behalf of assignor

_________________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________ for the account of _____________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable statements should be mailed to _________________________________________________________. This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

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EXHIBIT A-2

FORM OF CLASS IV-A-1B CERTIFICATE

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE GRANTOR TRUSTEE NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE GRANTOR TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE SERVICER, THE DEPOSITOR AND THE UNDERLYING TRUSTEE AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE SERVICER AND THE UNDERLYING TRUSTEE, THAT THE PURCHASE OF THE CLASS IV-A-1B CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SERVICER, THE UNDERLYING TRUSTEE OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. __	Variable Pass-Through Rate
Grantor Trust Class IV-A-1b

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Date of Grantor Trust Agreement: July 29, 2005	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date: $[__________]
Cut-off Date: July 1, 2005
First Distribution Date: August 25, 2005	Initial Current Principal Amount of this Certificate as of the Cut-off Date: $[__________]
Assumed Final Distribution Date: October 25] 2045	CUSIP: [_________]

GREENPOINT MORTGAGE FUNDING GRANTOR TRUST

2005-AR4

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-AR4

evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class IV-A-1b Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. (the “Depositor”) or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) consisting primarily of the Class IV-A-1b certificates (the “Underlying Certificates”) sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of July 29, 2005 (the “Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as grantor trustee (the “Grantor Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof

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at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Grantor Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Grantor Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Grantor Trustee in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Grantor Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Grantor Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Grantor Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee with respect thereto.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any

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of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Grantor Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Grantor Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Grantor Trustee, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to the Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been signed by an authorized signatory of the Grantor Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

[Signature page follows]

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IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: July 29, 2005

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Not in its individual capacity but solely as Grantor Trustee

By: _____________________________________

Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class IV-A-1b Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Grantor Trustee

By: _____________________________________

Authorized Signatory

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Grantor Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:	_________________________________________
Signature by or on behalf of assignor

_________________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________ for the account of _____________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable statements should be mailed to _________________________________________________________. This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

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EXHIBIT B

Copies of Underlying Certificates

[provided upon request]

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EXHIBIT C

Swap Agreement

[provided upon request]

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EXHIBIT D

Underlying Pooling and Servicing Agreement

[provided upon request]

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